UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 6, 2020

RAYONIER ADVANCED MATERIALS INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 001-36285

Incorporated in the State of Delaware

I.R.S. Employer Identification Number 46-4559529

Rayonier Advanced Materials Inc.

1301 Riverplace Boulevard, Jacksonville, Florida 32207

(Principal Executive Office)

Telephone Number: (904) 357-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RYAM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2020, Rayonier Advanced Materials Inc. (the “Company”) entered in an Agreement (the “Agreement”) with Pangaea Ventures, L.P. and Ortelius Advisors L.P. (collectively, the “Pangaea Parties”). Under the Agreement, the Company agreed that (i) its board of directors (the “Board”) will nominate DeLyle W. Bloomquist, Paul G. Boynton and David Mariano (collectively, the “Nominees”) as Class III directors at the 2020 annual meeting of the Company’s stockholders (the “2020 Annual Meeting”); (ii) the Board will separate the role of Chairman and Chief Executive Officer, effective at the conclusion of the 2020 Annual Meeting; (iii) C. David Brown will tender his resignation as a director of the Company effective at the conclusion of the 2020 Annual Meeting; and (iv) the Board will appoint Ivona Smith to fill the vacancy created by C. David Brown’s resignation. Under the Agreement, the Pangaea Parties agreed to withdraw the nomination of all of their candidates for election at the 2020 Annual Meeting and agreed to vote all of their shares in favor of the election of the Nominees at the 2020 Annual Meeting. The Agreement is filed as Exhibit 10.1 to this Form 8-K, and the foregoing description is qualified by reference to the terms of the Agreement, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

Pursuant to the Agreement, C. David Brown will resign as a director of the Company, effective at the conclusion of the 2020 Annual Meeting.

Director Appointments

Pursuant to the Agreement, the Board will appoint Ivona Smith to fill the vacancy created by C. David Brown’s resignation. As a non-employee director, Ivona Smith will be entitled to receive the same compensation paid by the Company to each of its other nonemployee directors. A description of the compensation paid by the Company to its nonemployee directors is set forth under “Director Compensation” in the Company’s definitive proxy statement for its 2019 annual meeting of stockholders filed with the Securities and Exchange Commission on April 8, 2019, which description is incorporated herein by reference. Ivona Smith does not have any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On March 6, 2020, the Company issued a press release announcing the Agreement. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference into Items 1.01 and 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Agreement, dated March 6, 2020, by and between Rayonier Advanced Materials Inc., Pangaea Ventures, L.P. and Ortelius Advisors L.P.

99.1	Press release entitled “Rayonier Advanced Materials Announces Additional Corporate Governance Enhancements” issued March 6, 2020.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2020
Rayonier Advanced Materials Inc. (Registrant)

	By:	/s/ Michael R. Herman
	Name:	Michael R. Herman
	Title:	Senior Vice President, General Counsel and Corporate Secretary